UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22800

IVY HIGH INCOME OPPORTUNITIES FUND

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Mara D. Herrington

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 913-236-2000

Date of fiscal year end: September 30

Date of reporting period: March 31, 2014

ITEM 1.    REPORTS TO STOCKHOLDERS.

Semiannual Report

March 31, 2014

Ivy High Income Opportunities Fund

The Fund’s common shares are listed on the New York Stock Exchange and trade under the ticker symbol IVH

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle.

CONTENTS

Ivy High Income Opportunities Fund

2	SEMIANNUAL REPORT	2014

PRESIDENT’S LETTER

Ivy High Income Opportunities Fund	MARCH 31, 2014 (UNAUDITED)

Henry J. Herrmann, CFA

Dear Shareholder,

Over the past six months, fixed-income markets were challenged by Federal Reserve policy uncertainty and related questions about the outlook for interest rates, inflation and economic growth. In our view, bond markets remain somewhat expensive, relatively. The benchmark 10-year Treasury ended the period yielding 2.73%, compared with 2.64% at the start of the period. For the first time since the 2008 downturn, we saw money flow from bonds to equities rather than vice versa.

Looking at the markets more broadly, the last six months have brought more volatility, though equities saw strong returns. While we see a positive environment for equities this year, the process of interest rate normalization has begun and will continue to have an impact on markets. The implementation of the Affordable Care Act also has the potential to present challenges that may influence both hiring and consumer spending. Overall, we believe the U.S. economy will move ahead moderately. As the Federal Reserve winds down its bond buying program, and if the economy normalizes over the coming year, we are likely to see interest rates to rise modestly.

Internationally, headwinds continue to varying degrees in China, Japan and Europe, while tensions remain high in the Middle East. We remain relatively cautious on emerging markets as negative current accounts, dwindling foreign investment flows and decreasing commodity prices will likely stunt growth. We will continue to closely monitor these events and others as the year unfolds with an eye on the risks, and opportunities, that they present.

Economic Snapshot

	3/31/2014	9/30/2013
S&P 500 Index	1,872.34	1,681.55
MSCI EAFE Index	1,915.69	1,818.23
10-Year Treasury Yield	2.73%	2.64%
U.S. unemployment rate	6.7%	7.2%
30-year fixed mortgage rate	4.65%	4.58%
Oil price per barrel	$101.58	$102.33

Sources: Bloomberg, U.S. Department of Labor, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. Citigroup Broad Investment Grade Index is an unmanaged index comprised of securities that represent the bond market. Annualized yield to maturity is the rate of return anticipated on a bond if it is held until the maturity date. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

As always, we thank you for your continued trust and partnership, and encourage you to share in our optimism for the future.

Respectfully,

Henry J. Herrmann, CFA

President

The opinions expressed in this letter are those of the President of Ivy Funds and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2014	SEMIANNUAL REPORT	3

PORTFOLIO HIGHLIGHTS

Ivy High Income Opportunities Fund	ALL DATA IS AS OF MARCH 31, 2014 (UNAUDITED)

Total Return(1)	Share Price	NAV
For the period ended 3-31-14	9.26%	10.82%
Commencement of operations (5-29-13) through 3-31-14	-1.37%	14.23%

Share Price/NAV Performance
Commencement of operations (5-29-13) through 3-31-14

Share Price/NAV
Share Price	$18.28
NAV	$20.22
Discount to NAV(3)	-9.59%
Share Price Yield(4)	8.21%
Structural Leverage Ratio(5)	30.93%
Total Structural and Effective Leverage Ratio(6)	30.94%

Asset Allocation (%’s based on total investments)

Bonds	99.2%
Corporate Debt Securities	75.3%
Loans	23.4%
Municipal Bonds	0.5%
Borrowings(2)	-30.8%
Cash Equivalents	0.8%

Quality Weightings (%’s based on total investments)

Investment Grade	1.4%
BBB	1.4%
Non-Investment Grade	97.8%
BB	25.1%
B	50.1%
CCC	21.1%
Non-rated	1.5%
Borrowings(2)	-30.8%
Cash Equivalents	0.8%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s.

(1)	Past performance is not necessarily indicative of future performance. Total return is calculated by determining the percentage change in NAV or share price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return for a period of less than one year is not annualized. Performance at share price will differ from results at NAV. Returns at share price can be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s stock, or changes in the Fund’s dividends. An investment in the Fund involves risk, including the loss of principal. Total return, share price, share price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and, once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the total number of shares outstanding. Holdings are subject to change daily.

(2)	The Fund has entered into a borrowing arrangement with Bank of America, N.A. as a means of financial leverage. See Note 7 in the Notes to Financial Statements for additional information.

(3)	The premium/discount is calculated as (most recent share price/most recent NAV) -1.

(4)	Share price yield is determined by dividing the annualized current monthly dividend per share (comprised of net investment income) by the share price per share at March 31, 2014.

(5)	Structural leverage consists of borrowings outstanding as a percentage of managed assets. Managed assets are the Fund’s total assets, including the assets attributable to the proceeds from any borrowings, minus liabilities other than the aggregate indebtedness entered into for the purpose of leverage.

(6)	Total structural and effective leverage ratio is the Fund’s effective leverage, and includes both structural leverage and the leverage effects of certain derivative instruments in the Fund’s portfolio as a percentage of managed assets. The leverage effects of forward foreign currency contracts are included in the effective leverage values, in addition to any structural leverage.

4	SEMIANNUAL REPORT	2014

SCHEDULE OF INVESTMENTS

Ivy High Income Opportunities Fund (in thousands)	MARCH 31, 2014 (UNAUDITED)

CORPORATE DEBT SECURITIES	Principal	Value
Advertising – 0.3%
Lamar Media Corp., 5.375%, 1–15–24 (A)	$977	$1,001

Aerospace & Defense – 2.9%
Silver II Borrower SCA and Silver II U.S. Holdings, 7.750%, 12–15–20 (A)(H)	9,000	9,698

Agricultural Products – 1.8%
American Seafoods Group LLC, 10.750%, 5–15–16 (A)(H)	5,787	5,982

Air Freight & Logistics – 2.5%
TRAC Intermodal LLC and TRAC Intermodal Corp., 11.000%, 8–15–19 (H)	7,211	8,221

Airlines – 0.3%
United Continental Holdings, Inc. (GTD by United Air Lines, Inc.): 6.000%, 7-15–26	321	303
6.000%, 7-15–28	643	590

		893

Aluminum – 0.4%
Wise Metals Group LLC, 8.750%, 12–15–18 (A)	1,221	1,310

Apparel Retail – 0.4%
Gymboree Corp. (The), 9.125%, 12–1–18	488	413
Jones Group, Inc. (The), Jones Apparel Group Holdings, Inc., Jones Apparel Group USA, Inc. and JAG Footwear, Accessories and Retail Corp., 6.875%, 3–15–19	787	811

		1,224

Application Software – 0.3%
ACI Worldwide, Inc., 6.375%, 8–15–20 (A)	971	1,023

Auto Parts & Equipment – 4.1%
Icahn Enterprises L.P. and Icahn Enterprises Finance Corp.: 3.500%, 3–15–17 (A)	1,240	1,252
4.875%, 3–15–19 (A)	1,771	1,802
6.000%, 8–1–20 (A)	1,771	1,877
5.875%, 2–1–22 (A)	1,051	1,067
IDQ Holdings, Inc., 11.500%, 4–1–17 (A)	132	144

CORPORATE DEBT SECURITIES (continued)	Principal	Value
Auto Parts & Equipment (Continued)
Schaeffler Holding Finance B.V.:
6.875%, 8–15–18 (A)(B)(C)	EUR4,611	$6,753
6.875%, 8–15–18 (A)(C)(H)	$932	991

		13,886

Automobile Manufacturers – 0.2%
Chrysler Group LLC and CG Co-Issuer, Inc.,
8.250%, 6–15–21(A)	175	198
Navistar International Corp.,
8.250%, 11–1–21	317	323

		521

Automotive Retail – 0.2%
Sonic Automotive, Inc., 5.000%, 5–15–23	819	804

Broadcasting – 3.5%
CBS Outdoor Americas, Inc.: 5.250%, 2–15–22 (A)	350	359
5.625%, 2–15–24 (A)	350	359
Clear Channel Worldwide Holdings, Inc., Series B, 7.625%, 3–15–20 (H)	10,000	10,800
Spanish Broadcasting System, Inc., 12.500%, 4–15–17 (A)	160	176

		11,694

Building Products – 3.3%
CPG Merger Sub LLC, 8.000%, 10–1–21 (A)	1,061	1,141
HD Supply, Inc., 7.500%, 7–15–20 (H)	8,100	8,838
Ply Gem Industries, Inc., 6.500%, 2–1–22 (A)	1,051	1,062

		11,041

Cable & Satellite – 12.9%
Cablevision Systems Corp., 5.875%, 9–15–22 (H)	10,000	10,200
CCO Holdings LLC and CCO Holdings Capital Corp.: 5.250%, 3–15–21	206	208
6.500%, 4–30–21	172	182
5.250%, 9–30–22	276	273
5.125%, 2–15–23	276	266
5.750%, 9–1–23	69	68
5.750%, 1–15–24	276	274

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Cable & Satellite (Continued)
DISH DBS Corp.: 6.750%, 6–1–21 (H)	$10,500	$11,759
5.875%, 7–15–22	2,000	2,135
Sirius XM Radio, Inc.: 5.875%, 10–1–20 (A)	1,079	1,136
5.750%, 8–1–21 (A)	2,399	2,495
4.625%, 5–15–23 (A)(H)	4,586	4,322
Univision Communications, Inc., 6.750%, 9–15–22 (A)(H)	5,306	5,870
VTR Finance B.V., 6.875%, 1–15–24 (A)	3,584	3,727

		42,915

Casinos & Gaming – 1.5%
Gateway Casinos & Entertainment Ltd., 8.500%, 11–26–20 (A)(B)	CAD822	752
MCE Finance Ltd., 5.000%, 2–15–21 (A)	$2,390	2,390
Wynn Macau Ltd., 5.250%, 10–15–21 (A)	1,931	1,965

		5,107

Coal & Consumable Fuels – 0.6%
Foresight Energy LLC and Foresight Energy Finance Corp., 7.875%, 8–15–21 (A)	2,075	2,174

Communications Equipment – 3.8%
Eagle Midco, Inc., 9.000%, 6–15–18 (A)(C)(H)	12,000	12,601

Construction Materials – 0.5%
Hillman Group, Inc. (The), 10.875%, 6–1–18	1,500	1,598

Consumer Finance – 2.4%
Creditcorp, 12.000%, 7–15–18 (A)(H)	5,248	5,353
MISA Investments Ltd., 8.625%, 8–15–18 (A)	2,552	2,629

		7,982

Data Processing & Outsourced Services – 0.4%
Bankrate, Inc., 6.125%, 8–15–18 (A)	1,360	1,442

Distributors – 0.8%
Pinnacle Operating Corp., 9.000%, 11–15–20 (A)	2,618	2,827

Diversified Banks – 0.2%
Barclays plc, 8.250%, 12–29–49	753	791

2014	SEMIANNUAL REPORT	5

SCHEDULE OF INVESTMENTS

Ivy High Income Opportunities Fund (in thousands)	MARCH 31, 2014 (UNAUDITED)

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Capital Markets – 2.8%
Mobile Challenger Intermediate Group S.A.: 8.750%, 3–15–19 (A)(B)(C)	CHF2,000	$2,341
8.750%, 3–15–19 (A)(B)(C)	EUR2,000	2,855
Patriot Merger Corp., 9.000%, 7–15–21 (A)(H)	$3,827	4,096

		9,292

Diversified Metals & Mining – 5.4%
Crystal Merger Sub, Inc., 7.625% , 10–15–21(A)	391	419
FMG Resources Pty Ltd.: 8.250%, 11–1–19 (A)(H)	2,500	2,750
6.875%, 4–1–22 (A)(H)	12,267	13,217
Magnetation LLC and Mag Finance Corp., 11.000%, 5–15–18 (A)	1,666	1,862

		18,248

Diversified Support Services – 4.4%
Algeco Scotsman Global Finance plc, 8.500%, 10–15–18 (A)(H)	10,575	11,553
Nexeo Solutions LLC, 8.375%, 3–1–18 (H)	3,600	3,636

		15,189

Electronic Components – 0.2%
WireCo WorldGroup, Inc., 9.500%, 5–15–17	567	584

Electronic Manufacturing Services – 0.6%
KEMET Corp., 10.500%, 5–1–18 (H)	2,000	2,095

Food Distributors – 0.4%
Diamond Foods, Inc., 7.000%, 3–15–19 (A)	1,243	1,287

Health Care Facilities – 6.2%
Catamaran Corp., 4.750%, 3–15–21	645	654
ConvaTec Finance International S.A., 8.250%, 1–15–19 (A)(C)	1,236	1,273
FWCT-2 Escrow Corp.: 5.125%, 8–1–21 (A)	351	360
6.875%, 2–1–22 (A)	1,229	1,284

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care Facilities (continued)
HCA Holdings, Inc., 6.250%, 2–15–21 (H)	$8,335	$8,922
HCA, Inc. (GTD by HCA Holdings, Inc.), 5.000%, 3–15–24	810	812
MPH Acquisition Holdings LLC, 6.625%, 4–1–22 (A)	856	878
Tenet Healthcare Corp.: 6.000%, 10–1–20 (A)	1,592	1,703
8.125%, 4–1–22 (H)	4,337	4,847

		20,733

Health Care Services – 1.6%
MedImpact Holdings, Inc., 10.500%, 2–1–18 (A)(H)	5,000	5,425

Health Care Supplies – 1.9%
HCA, Inc., 7.500%, 2–15–22 (H)	5,500	6,284

Hotels, Resorts & Cruise Lines – 0.9%
Hilton Worldwide Finance LLC, 5.625%, 10–15–21 (A)	2,937	3,069

Industrial Machinery – 0.2%
Dynacast International LLC and Dynacast Finance, Inc., 9.250%, 7–15–19	293	326
Gardner Denver, Inc. and Renaissance Acquisition Corp., 6.875%, 8–15–21 (A)	310	319

		645

Integrated Telecommunication Services – 4.2%
BCP (Singapore) VI Cayman Financing Co. Ltd., 8.000%, 4–15–21 (A)	403	409
CenturyLink, Inc.: 5.625%, 4–1–20	349	367
5.800%, 3–15–22 (H)	13,000	13,293
Windstream Corp., 7.750%, 10–15–20	72	77

		14,146

IT Consulting & Other Services – 0.5%
iGATE Corp., 4.750%, 4–15–19 (A)	1,667	1,673

Leasing – 0.5%
Aircastle Ltd., 5.125%, 3–15–21	1,610	1,612

Leisure Facilities – 0.6%
Regal Entertainment Group, 5.750%, 2–1–25	2,000	1,955

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Metal & Glass Containers – 0.8%
Consolidated Container Co. LLC and Consolidated Container Capital, Inc., 10.125%, 7–15–20 (A)	$2,500	$2,656

Metals / Mining – 0.3%
Artsonig Pty Ltd., 11.500%, 4–1–19 (A)(C)	865	867

Movies & Entertainment – 0.8%
Cinemark USA, Inc.: 5.125%, 12–15–22	533	533
4.875%, 6–1–23 (H)	1,651	1,587
WMG Acquisition Corp.: 5.625%, 4–15–22 (A)	161	163
6.750%, 4–15–22 (A)	484	487

		2,770

Oil & Gas Refining & Marketing – 5.1%
Offshore Drilling Holding S.A., 8.375%, 9–20–20 (A)	3,074	3,355
Samson Investment Co., 10.750%, 2–15–20 (A)(D)(H)	5,000	5,450
Shelf Drilling Holdings Ltd., 8.625%, 11–1–18 (A)(H)	7,608	8,235

		17,040

Other Diversified Financial Services – 1.9%
Artesyn Escrow, Inc., 9.750%, 10–15–20 (A)	1,085	1,025
Greektown Holdings LLC and Greektown Mothership Corp., 8.875%, 3–15–19 (A)	1,925	1,987
NCR Escrow Corp.: 5.875%, 12–15–21 (A)	1,154	1,215
6.375%, 12–15–23 (A)	1,233	1,310
PC Nextco Holdings LLC and PC Nextco Finance, Inc., 8.750%, 8–15–19 (A)(C)	826	854

		6,391

Paper Packaging – 3.0%
Beverage Packaging Holdings II Issuer, Inc. and Beverage Packaging Holdings (Luxembourg) II S.A., 6.000%, 6–15–17 (A)	591	612
Reynolds Group Holdings Ltd.: 9.000%, 4–15–19 (H)	4,069	4,354
9.875%, 8–15–19 (H)	4,500	5,028

		9,994

6	SEMIANNUAL REPORT	2014

SCHEDULE OF INVESTMENTS

Ivy High Income Opportunities Fund (in thousands)	MARCH 31, 2014 (UNAUDITED)

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Personal Products – 0.3%
Elizabeth Arden, Inc., 7.375%, 3–15–21	$1,016	$1,092

Pharmaceuticals – 1.5%
Forest Laboratories, Inc., 5.000%, 12–15–21 (A)	3,358	3,551
Salix Pharmaceuticals Ltd., 6.000%, 1–15–21 (A)	1,421	1,517

		5,068

Precious Metals & Minerals – 1.0%
Prince Mineral Holding Corp., 11.500%, 12–15–19 (A)	3,000	3,368

Real Estate Services – 1.1%
Stearns Holdings, Inc., 9.375%, 8–15–20 (A)	3,571	3,732

Semiconductors – 0.6%
Micron Technology, Inc., 5.875%, 2–15–22 (A)	1,798	1,883

Specialized Consumer Services – 3.9%
AA Bond Co. Ltd., 9.500%, 7–31–19 (A)(B)	GBP1,931	3,638
B-Corp Merger Sub, Inc., 8.250%, 6–1–19 (H)	$4,000	4,150
Carlson Wagonlit B.V., 6.875%, 6–15–19 (A)	214	228
First Data Holdings, Inc., 14.500%, 9–24–19 (A)(C)	527	495
Lansing Trade Group, 9.250%, 2–15–19 (A)	1,314	1,314
Nielsen Finance, 5.500%, 10–1–21 (A)	1,396	1,457
Nielsen Finance LLC and Nielsen Finance Co., 5.000%, 4–15–22 (A)	1,930	1,935

		13,217

Specialized Finance – 3.5%
Flexi-Van Leasing, Inc., 7.875%, 8–15–18 (A)(H)	5,208	5,742

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialized Finance (continued)
TMX Finance LLC and TitleMax Finance Corp., 8.500%, 9–15–18 (A)(H)	$5,293	$5,795

		11,537

Specialized REITs – 1.1%
CNL Lifestyles Properties, Inc., 7.250%, 4–15–19 (H)	3,539	3,716

Specialty Stores – 2.4%
Jo-Ann Stores Holdings, Inc., 9.750%, 10–15–19 (A)(C)	1,046	1,090
Jo-Ann Stores, Inc., 8.125%, 3–15–19 (A)	81	84
Takko Luxembourg 2 S.C.A., 9.875%, 4–15–19 (A)(B)	EUR5,258	6,752

		7,926

Technology Distributors – 0.0%
Sophia L.P. and Sophia Finance, Inc., 9.625%, 12–1–18 (A)(C)	$107	112

Textiles – 0.2%
Quiksilver, Inc. and QS Wholesale, Inc., 7.875%, 8–1–18 (A)	577	627

Thrifts & Mortgage Finance – 3.1%
Provident Funding Associates L.P. and PFG Finance Corp.:
10.125%, 2–15–19 (A)	2,725	2,977
6.750%, 6–15–21 (A)(H)	7,500	7,500

		10,477

Tobacco – 0.5%
Prestige Brands, Inc., 5.375%, 12–15–21 (A)	1,630	1,669

Wireless Telecommunication Service – 4.5%
DigitalGlobe, Inc., 5.250%, 2–1–21	1,388	1,371
Sprint Corp.:
7.250%, 9–15–21 (A)(H)	5,074	5,530
7.875%, 9–15–23 (A)(H)	4,459	4,905

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Wireless Telecommunication Service (continued)
T-Mobile USA, Inc.:
6.464%, 4–28–19	$728	$779
6.542%, 4–28–20	788	848
6.633%, 4–28–21	382	411
6.125%, 1–15–22	372	390
6.731%, 4–28–22	158	169
6.836%, 4–28–23	158	169
6.500%, 1–15–24	372	390

		14,962

TOTAL CORPORATE DEBT SECURITIES – 109.3%		$366,076
(Cost: $351,009)

MUNICIPAL BONDS
Puerto Rico – 0.7%
Cmnwlth of PR, GO Bonds of 2014, Ser A, 8.000%, 7–1–35	930	870
PR Aqueduct and Sewer Auth Rev Bonds, Ser 2012A (Sr Lien):
5.750%, 7–1–37	515	371
5.250%, 7–1–42	515	346
PR Elec Power Auth, Power Rev Bonds, Ser 2010XX, 5.750%, 7–1–36	155	95
PR Elec Power Auth, Power Rev Bonds, Ser 2013A, 7.000%, 7–1–33	205	144
PR Elec Power Auth, Power Rev Bonds, Ser WW, 5.500%, 7–1–38	620	373

		2,199

TOTAL MUNICIPAL BONDS – 0.7%		$2,199
(Cost: $2,298)

LOANS
Apparel Retail – 5.4%
True Religion Apparel, Inc.:
5.875%, 7–29–19 (D)	7,463	7,113
5.875%, 7–30–19 (D)	7,500	7,149
11.000%, 1–30–20 (D)	4,000	3,820

		18,082

Application Software – 0.8%
Misys plc and Magic Newco LLC, 12.000%, 6–12–19 (D)	2,400	2,748

2014	SEMIANNUAL REPORT	7

SCHEDULE OF INVESTMENTS

Ivy High Income Opportunities Fund (in thousands)	MARCH 31, 2014 (UNAUDITED)

LOANS (Continued)	Principal	Value
Auto Parts & Equipment – 0.3%
Direct ChassisLink, Inc., 8.250%, 11–7–19 (D)	$940	$947

Broadcasting – 2.2%
PAW LUXCO II S.A.R.L., 5.205%, 7–29–17 (B)(D)	EUR5,260	7,209

Building Products – 0.8%
GYP Holdings III Corp.:
0.000%, 3–27–21 (D)	$1,365	1,358
0.000%, 3–27–22 (D)	1,365	1,370

		2,728

Casinos & Gaming – 0.2%
Gateway Casinos & Entertainment Ltd.:
6.250%, 11–4–19 (B)(D)	CAD2	2
5.577%, 11–26–19 (B)(D)	739	664

		666

Construction Materials – 0.2%
Quickrete Holdings, Inc.:
4.000%, 9–19–20 (D)	$383	384
7.000%, 3–19–21 (D)	295	302

		686

Data Processing & Outsourced Services – 0.7%
Sedgwick Claims Management Services, Inc., 6.750%, 1–27–22 (D)	2,412	2,395

General Merchandise Stores – 1.4%
Orchard Acquisition Co. LLC, 7.000%, 2–8–19 (D)	4,641	4,722

Health Care Facilities – 0.7%
MPH Acquisition Holdings LLC, 4.000%, 3–21–21 (D)	404	403
Surgery Center Holdings, Inc., 9.750%, 4–11–20 (D)	2,000	1,975

		2,378

Health Care Services – 0.3%
Accellent, Inc.: 0.000%, 2–21–22 (D)	65	64

LOANS (Continued)	Principal	Value
Health Care Services (continued)
7.500%, 2–21–22 (D)	$880	$872

		936

Hotels, Resorts & Cruise Lines – 1.6%
Four Seasons Hotels Ltd., 6.250%, 12–27–20 (D)	799	810
Hilton Worldwide Finance LLC:
3.750%, 9–23–20 (D)	320	320
3.750%, 10–15–20 (D)	4,318	4,323

		5,453

Housewares & Specialties – 0.8%
KIK Custom Products, Inc.:
5.500%, 5–17–19 (D)	1,885	1,878
9.500%, 11–17–19 (D)	716	720

		2,598

Independent Power Producers & Energy Traders – 1.3%
Alinta Energy Finance PTY Ltd.:
0.000%, 8–13–19 (D)	259	262
6.375%, 8–13–19 (D)	3,935	3,985

		4,247

Industrial Machinery – 1.5%
Capital Safety North America Holdings, Inc.:
0.000%, 3–26–21 (D)	2,262	2,258
0.000%, 3–26–22 (D)	2,179	2,191
Gardner Denver, Inc., 4.750%, 7–23–20 (B)(D)	EUR468	645

		5,094

IT Consulting & Other Services – 1.8%
Active Network, Inc. (The):
5.500%, 11–15–20 (D)	$1,885	1,901
9.500%, 11–15–21 (D)	1,984	2,023
Triple Point Group Holdings, Inc., 5.250%, 7–13–20 (D)	2,003	1,883

		5,807

Leisure Facilities – 0.8%
Northfield Park Associates LLC, 9.000%, 12–10–18 (D)	2,704	2,748

LOANS (Continued)	Principal	Value
Metal & Glass Containers – 1.5%
Evergreen Tank Solution, Inc., 9.500%, 9–28–18 (D)	$4,987	$4,984

Movies & Entertainment – 4.7%
Yonkers Racing Corp., 8.750%, 8–20–20 (D)	15,889	15,730

Oil & Gas Refining & Marketing – 1.7%
Fieldwood Energy LLC, 8.125%, 9–30–20 (D)	2,136	2,222
Shelf Drilling Midco Ltd., 10.000%, 10–8–18 (C)(D)	3,209	3,277

		5,499

Oil & Gas Storage & Transportation – 1.2%
Bowie Resources Holdings LLC:
6.750%, 8–12–20 (D)	2,550	2,575
11.750%, 2–16–21 (D)	1,569	1,569

		4,144

Other Diversified Financial Services – 1.5%
Cetera Financial Group, Inc., 6.500%, 7–15–19 (D)	3,456	3,457
SEI Holdings Corp., 0.000%, 3–24–22 (D)	1,719	1,710

		5,167

Paper Packaging – 0.7%
FPC Holdings, Inc., 9.250%, 5–27–20 (D)	2,500	2,456

Research & Consulting Services – 1.6%
Larchmont Resources LLC, 8.250%, 8–7–19 (D)	5,279	5,359

Specialty Chemicals – 0.3%
Chromaflo Technologies Corp.:
4.500%, 12–2–19 (D)	370	371
8.250%, 6–2–20 (D)	706	710

		1,081

TOTAL LOANS – 34.0%		$113,864
(Cost: $111,520)

8	SEMIANNUAL REPORT	2014

SCHEDULE OF INVESTMENTS

Ivy High Income Opportunities Fund (in thousands)	MARCH 31, 2014 (UNAUDITED)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper – 0.9%
Kroger Co. (The), 0.190%, 4–1–14 (E)	$3,188	$3,188

Master Note – 0.3%
Toyota Motor Credit Corp., 0.099%, 4–2–14 (F)	923	923

TOTAL SHORT-TERM SECURITIES – 1.2%		$4,111
(Cost: $4,111)

TOTAL INVESTMENT SECURITIES – 145.2%		$486,250
(Cost: $468,938)

BORROWINGS (G) – (44.8%)		(150,000)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.4%)		(1,342)

NET ASSETS – 100.0%		$334,908

Notes to Schedule of Investments

(A)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the total value of these securities amounted to $236,768 or 70.7% of net assets.

(B)	Principal amounts are denominated in the indicated foreign currency, where applicable (CAD - Canadian Dollar, CHF - Swiss Franc, EUR - Euro and GBP - British Pound).

(C)	Payment-in-kind bonds.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2014.

(E)	Rate shown is the yield to maturity at March 31, 2014.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2014. Date shown represents the date that the variable rate resets.

(G)	Borrowings Payable as a percentage of Total Investments is 30.8%.

(H)	All or a portion of the security position has been pledged as collateral on open borrowings.

The following forward foreign currency contracts were outstanding at March 31, 2014:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation		Unrealized Depreciation
Sell	British Pound	Morgan Stanley International	2,112	4–28–14	$		$37
Sell	Euro	Morgan Stanley International	19,636	4–28–14		—	10
Sell	Swiss Franc	Morgan Stanley International	2,000	4–28–14		—	5

						$—	$52

2014	SEMIANNUAL REPORT	9

SCHEDULE OF INVESTMENTS

Ivy High Income Opportunities Fund (in thousands)	MARCH 31, 2014 (UNAUDITED)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2014. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Debt Securities	$—	$361,557	$4,519
Municipal Bonds	—	2,199	—
Loans	—	69,848	44,016
Short-Term Securities	—	4,111	—
Total	$—	$437,715	$48,535

Liabilities
Forward Foreign Currency Contracts	$—	$52	$—
Payable for Borrowing	$—	$150,000	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Corporate Debt Securities	Loans
Beginning Balance 10-1-13	$—	$35,321
Net realized gain (loss)	—	1
Net change in unrealized appreciation (depreciation)	127	112
Purchases	—	6,796
Sales	—	(122)
Amortization/Accretion of premium/discount	(13)	44
Transfers into Level 3 during the period	4,405	10,761
Transfers out of Level 3 during the period	—	(8,897)
Ending Balance 3-31-14	$4,519	$44,016
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 3-31-14	$127	$112

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. As shown above, transfers in and out of Level 3 represent the values as of the beginning of the reporting period. There were no transfers between Levels 1 and 2 during the period ended March 31, 2014.

Information about Level 3 fair value measurements:

	Fair Value at 3-31-14	Valuation Technique(s)	Unobservable Input(s)
Assets
Corporate Debt Securities	$4,519	Third-party valuation service	Broker quotes
Loans	$44,016	Third-party valuation service	Broker quotes

The following acronyms are used throughout this schedule:

GTD = Guaranteed

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

10	SEMIANNUAL REPORT	2014

STATEMENT OF ASSETS AND LIABILITIES

Ivy High Income Opportunities Fund	AS OF MARCH 31, 2014 (UNAUDITED)

(In thousands, except per share amounts)
ASSETS
Investments in unaffiliated securities at value+	$486,250
Investments at Value	486,250
Cash	1,114
Cash denominated in foreign currencies at value+	599
Restricted cash	210
Investment securities sold receivable	4,847
Interest receivable	6,999
Prepaid and other assets	1
Total Assets	500,020

LIABILITIES
Investment securities purchased payable	14,945
Trustees and Chief Compliance Officer fees payable	2
Shareholder servicing fees payable	2
Investment management fee payable	13
Accounting services fees payable	11
Unrealized depreciation on forward foreign currency contracts	52
Payable for borrowing	150,000
Interest payable for borrowing	4
Other liabilities	83
Total Liabilities	165,112
Total Net Assets	$334,908

NET ASSETS
Capital paid in	$315,769
Undistributed net investment income	1,181
Accumulated net realized gain	675
Net unrealized appreciation	17,283
Total Net Assets	$334,908

SHARES OUTSTANDING	16,567

NET ASSET VALUE PER SHARE	$20.22

+COST
Investments in unaffiliated securities at cost	$468,938
Cash denominated in foreign currencies at cost	591

See Accompanying Notes to Financial Statements.

2014	SEMIANNUAL REPORT	11

STATEMENT OF OPERATIONS

Ivy High Income Opportunities Fund	FOR THE SIX MONTHS ENDED MARCH 31, 2014 (UNAUDITED)

(In thousands)
INVESTMENT INCOME
Interest and amortization from unaffiliated securities	$17,751
Total Investment Income	17,751

EXPENSES
Investment management fee	2,402
Interest expense for borrowing	701
Shareholder servicing fees	12
Custodian fees	3
Trustees and Chief Compliance Officer fees	5
Accounting services fees	65
Professional fees	98
Other	70
Total Expenses	3,356
Net Investment Income	14,395

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	1,705
Forward foreign currency contracts	(659)
Foreign currency exchange transactions	(54)
Net change in unrealized appreciation on:
Investments in unaffiliated securities	16,020
Forward foreign currency contracts	47
Foreign currency exchange transactions	102
Net Realized and Unrealized Gain	17,161
Net Increase in Net Assets Resulting from Operations	$31,556

See Accompanying Notes to Financial Statements.

12	SEMIANNUAL REPORT	2014

STATEMENTS OF CHANGES IN NET ASSETS

Ivy High Income Opportunities Fund

(In thousands)	Six months ended 3-31-14 (Unaudited)	Period from 5-29-13 to 9-30-13
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$14,395	$7,347
Net realized gain on investments	992	1,496
Net change in unrealized appreciation	16,169	1,114
Net Increase in Net Assets Resulting from Operations	31,556	9,957

Distributions to Shareholders From:
Net investment income	(16,865)	(4,142)
Net realized gains	(1,367)	N/A
Total Distributions to Shareholders	(18,232)	(4,142)

Capital Share Transactions:
Net proceeds from the sale of shares	—	316,331
Offering costs charged to paid-in capital	—	(662)
Net Increase in Net Assets from Share Transactions	—	315,669
Net Increase in Net Assets	13,324	321,484
Net Assets, Beginning of Period	321,584	100
Net Assets, End of Period	$334,908	$321,584
Undistributed net investment income	$1,181	$3,520

See Accompanying Notes to Financial Statements.

2014	SEMIANNUAL REPORT	13

STATEMENT OF CASH FLOWS

Ivy High Income Opportunities Fund	FOR THE SIX MONTHS ENDED MARCH 31, 2014 (UNAUDITED)

(In thousands)
Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$31,556

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term investment securities	(93,837)
Proceeds from sales of long-term investment securities	87,818
Proceeds from sales of short-term portfolio investment securities, net	3,199
Increase in restricted cash	(210)
Decrease in investment securities sold receivable	8,056
Decrease in interest receivable	467
Decrease in prepaid and other assets	5
Decrease in investment securities purchased payable	(6,946)
Increase in Trustees and Chief Compliance Officer fees payable	1
Increase in shareholder servicing fees payable	2
Increase in other liabilities	18
Net change in unrealized depreciation on forward foreign currency contracts	47
Net change in unrealized appreciation on investments	(16,020)
Net realized gain on investment securities	(1,705)
Net cash provided by operating activities	12,451

Cash flows used for financing activities:
Payments for income distributions	(16,865)
Payments for borrowing	(4,000)
Net cash used for financing activities	(20,865)
Net decrease in cash and foreign currency	(8,414)
Cash and foreign currency, at beginning of period	10,127
Cash and foreign currency, at end of period	$1,713

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$697
Payments for net realized gain distributions during the period	$1,367

See Accompanying Notes to Financial Statements.

14	SEMIANNUAL REPORT	2014

FINANCIAL HIGHLIGHTS

Ivy High Income Opportunities Fund	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGH EACH PERIOD

	Six-month period ended 3-31-14 (unaudited)		Period from 5-29-13 to 9-30-13
Net Asset Value, Beginning of Period	$19.41		$19.10
Net Investment Income(1)	0.87		0.45
Net Realized and Unrealized Gain on Investments	1.04		0.15
Total From Investment Operations	1.91		0.60
Distributions From Net Investment Income	(1.02)		(0.25)
Distributions From Net Realized Gains	(0.08)		—
Total Distributions	(1.10)		(0.25)
Common Shares Offering Costs	—		(0.04)
Net Asset Value, End of Period	$20.22		$19.41
Share Price, End of Period	$18.28		$17.80
Total Return(2) — Net Asset Value	10.82%		3.07%
Total Return(2) — Share Price(6)	9.26%		(9.73)%
Net Assets, End of Period (in millions)	$335		$322
Managed Assets, End of Period (in millions)	$485		$476
Ratio of Expenses to Average Net Assets	2.04	%(3)(5)	1.82	%(3)(5)
Ratio of Expenses to Average Net Assets Excluding Interest Expense	1.61	%(3)(5)	1.49	%(3)(5)
Ratio of Net Investment Income to Average Net Assets	8.75	%(3)(5)	6.88	%(3)(5)
Portfolio Turnover Rate	19%		44	%(4)

(1)	Based on average weekly shares outstanding.

(2)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns for periods less than one year are not annualized.

(3)	Annualized.

(4)	For the period ended September 30, 2013.

(5)

The annualized Ratio of Expenses to Average Managed Assets, Ratio of Expenses to Average Managed Assets Excluding Interest Expense and Ratio of Net Investment Income to Average Managed Assets were 1.40%, 1.11% and 5.99%, respectively, during the period ended March 31, 2014, and 1.35%, 1.11% and 5.12%, respectively, during the period ended September 30, 2013.

(6)

Total investment return at share price will differ from results at NAV. Returns at share price can be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s stock, or changes in the Fund’s dividends.

See Accompanying Notes to Financial Statements.

2014	SEMIANNUAL REPORT	15

NOTES TO FINANCIAL STATEMENTS

Ivy High Income Opportunities Fund MARCH 31, 2014 (UNAUDITED)

1.	ORGANIZATION

Ivy High Income Opportunities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on January 30, 2013, pursuant to an Agreement and Declaration of Trust, as amended and restated on March 28, 2013, governed by the laws of the State of Delaware. The Fund commenced operations on May 29, 2013. Prior to that date, the Fund had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest to Ivy Investment Management Company (“IICO” or the “Adviser”), the Fund’s investment adviser. The Fund’s common shares are listed on the New York Stock Exchange (the “NYSE”) and trade under the ticker symbol “IVH.”

The Fund’s investment objective is to seek to provide total return through a combination of a high level of current income and capital appreciation. The Fund will seek to achieve its investment objective by investing primarily in a portfolio of high yield corporate bonds of varying maturities and other fixed income instruments of predominantly corporate issuers, including first- and second-lien secured loans (“Loans”). Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined in the prospectus) in a portfolio of U.S. and foreign bonds, loans and other fixed income instruments, as well as other investments (including derivatives) with similar economic characteristics. The Fund will invest primarily in instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)), or unrated but judged by the Fund’s investment adviser to be of comparable quality.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service authorized by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are valued as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Dividends and Distributions to Shareholders. Dividends to shareholders are declared monthly. Distributions from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

It is the policy of the Fund to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. Management of the Fund periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of and for the period ended March 31, 2014, management believes that no liability for unrecognized tax positions is required. The Fund is subject to examination by U.S. federal and state authorities for returns filed for tax years after 2013.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., borrowings, dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods and swaps), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that have been pledged to cover obligations of the Fund under borrowings or derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash.” Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty

16	SEMIANNUAL REPORT	2014

credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund may hold high-yield and/or non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. While the Fund may not invest in issues (such as secured debt issues and/or corporate debt issues) that are in default at the time of purchase, issuers in which the Fund may invest may become subject to a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise become in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries.

The Fund may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statement of Assets and Liabilities.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Leverage Risk. The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s Net Asset Value (“NAV”), share price and distributions. Leverage risk can be introduced through regulatory leverage (borrowings) or through certain derivative instruments held in the Fund’s portfolio. Leverage typically magnifies the total return of the Fund’s portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased net income per share, but there is no assurance that the Fund’s leveraging strategy will be successful.

Payment In-Kind Securities. The Fund may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s NAV to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield IICO considers advantageous. The Fund maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Loans. The Fund may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates of domestic or foreign corporations, partnerships and other entities (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, LIBOR rates or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When the Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When the Fund purchases a participation of a loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, the Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result,

2014	SEMIANNUAL REPORT	17

the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Trustees and Chief Compliance Officer Fees. Fees paid to the Trustees can be paid in cash or deferred to a later date, at the election of the Trustee according to the Trust’s Deferred Fee Agreement entered into between the Fund and the Trustee(s). The Fund records the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the office of the Chief Compliance Officer of the Fund are shown on the Statement of Operations.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Estimates. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Statement of Cash Flows. U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of borrowing arrangements, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net increase in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

The Fund’s investments are reported at fair value. Fair value is defined as the price that the Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. The Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and other assets are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service authorized by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Short-term securities with maturities of 60 days or less are valued on the basis of amortized cost (which approximates value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or assets are valued at fair value, as determined in good faith by the Board or WRSCO pursuant to instructions from the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events. WRSCO has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

18	SEMIANNUAL REPORT	2014

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee and appropriate consultation with the Board.

When the Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by the Fund may differ from the value that will ultimately be realized at the time the securities were sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

Level 1 – Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Fund’s major classes of assets and liabilities measured at fair value on a recurring basis follows:

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

Corporate Bonds. The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE and are categorized in Level 2 of the fair value hierarchy.

Municipal Bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted Securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

Borrowings. The carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments, and are classified as Level 2 under the three-tier fair valuation hierarchy. The Fund may use market transactions for identical or similar instruments or a market yield approach, which utilizes expected future cash flows that are discounted using estimated current market rates. Discounted cash flow calculations may

2014	SEMIANNUAL REPORT	19

be adjusted to reflect current market conditions and/or the perceived credit risk of the Fund as applicable. Consideration may also include an evaluation of collateral.

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. Transfers between levels represent the values as of the beginning of the reporting period.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Fund.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities, respectively. Additionally, the net change in unrealized appreciation for all Level 3 investments still held as of March 31, 2014, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities.

The Fund may own different types of assets that are classified as Level 2 or Level 3. Assets classified as Level 2 can have a variety of observable inputs, including, but not limited to, benchmark yields, reported trades, broker quotes, benchmark securities, and bid/offer quotations. These observable inputs are collected and utilized, primarily by an independent pricing service, in different evaluated pricing approaches depending upon the specific asset to determine a value.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Fund uses derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Fund’s financial positions and results of operations when presented by primary underlying risk exposure.

Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the NYSE as provided by a bank, dealer or independent pricing service. The resulting unrealized appreciation and depreciation is reported on the Statement of Assets and Liabilities as a receivable or payable and on the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statement of Operations.

Risks to the Fund related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Collateral and rights of offset. The Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing most derivative transactions between the Fund and each of its counterparties. The CSA allows the Fund and its counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the CSA. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Offsetting of Assets and Liabilities. Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11, Disclosures about Offsetting Assets and Liabilities, requires an entity that has financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

The following tables present financial instruments subject to master netting agreements as of March 31, 2014:

Liabilities

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Ivy High Income Opportunities Fund
Unrealized depreciation on forward foreign currency	$52	$—	$52	$—	$—	$(52)	$—

20	SEMIANNUAL REPORT	2014

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of period ended March 31, 2014:

		Assets		Liabilities
	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Ivy High Income Opportunities Fund	Foreign currency		—	Unrealized depreciation on forward foreign currency contracts	$52

Amount of realized gain (loss) on derivatives recognized on the Statement of Operations for the period ended March 31, 2014:

		Net realized gain (loss) on:
	Type of Risk Exposure	Investments in unaffiliated securities	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy High Income Opportunities Fund	Foreign currency	$—	$—	$—	$—	$(659)	$(659)

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations for the period ended March 31, 2014:

		Net change in unrealized appreciation (depreciation) on:
	Type of Risk Exposure	Investments in unaffiliated securities	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy High Income Opportunities Fund	Foreign currency	$—	$—	$—	$—	$47	$47

During the period ended March 31, 2014, the average derivative volume was as follows:

	Long forward contracts(1)	Short forward contracts(1)	Long futures contracts(1)	Short futures contracts(1)	Swap agreements(2)	Purchased options(1)	Written options(1)
Ivy High Income Opportunities Fund	$32,728	$32,864	$—	$—	$—	$—	$—

(1)	Average value outstanding during the period.
(2)	Average notional amount outstanding during the period.

Objective and Strategy

Ivy High Income Opportunities Fund. The Fund’s objective in using derivatives during the period was to hedge the exposure to foreign currencies of securities held in the Fund. To achieve this objective, the Fund utilized forward contracts.

5.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS

    ($ amounts in thousands unless indicated otherwise)

Management Fees. IICO, a wholly owned subsidiary of Waddell & Reed Financial, Inc. (“WDR”), serves as the Fund’s investment manager. The Fund has agreed to pay the Adviser a management fee at an annual rate 1.00% of the average daily value of the Fund’s “Managed Assets”. Managed Assets means the Fund’s total assets, including the assets attributable to the proceeds from any borrowings or other forms of structural leverage, minus liabilities other than the aggregate indebtedness entered into for purposes of leverage.

Accounting Services Fees. The Fund has an Accounting Services and Administrative Agreement with WRSCO, doing business as WI Services Company (“WISC”), an indirect subsidiary of WDR. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, the Fund pays WISC a monthly fee of one-twelfth of the annual fee based on the average managed asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

Administrative Fee. The Fund also pays WISC a monthly fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net managed assets with no fee charged for net managed assets in excess of $1 billion. This fee is voluntarily waived by WISC until the Fund’s net managed assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Other Fees. The Fund pays all costs and expenses of its operations, including, but not limited to, compensation of its trustees (other than those affiliated with the Adviser), custodian, administrator, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

2014	SEMIANNUAL REPORT	21

6.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the period ended March 31, 2014, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Ivy High Income Opportunities Fund	$—	$93,837	$—	$87,818

7.	BORROWINGS

The Fund has entered into a $160 million (“Facility Limit”) prime brokerage facility (“Borrowings”) with Bank of America, N.A. as a means of financial leverage. Interest is charged on the Borrowings at the British Bankers Association London Interbank Offered Rate (“BBA LIBOR”) plus 0.75% on the amount borrowed. The Fund also accrues a commitment fee of 0.25% on the daily undrawn portion of the Facility Limit. The commitment fee shall be calculated monthly in arrears and be due and payable monthly in arrears on each interest payment date and maturity date. No commitment fee shall be due on any interest payment date where the average daily undrawn portion of the Facility Limit during the month for which payment would otherwise be due on such interest payment date is less than 20% of the Facility Limit.

During the period ended March 31, 2014, the average daily balance outstanding and weighted interest rate on the Borrowings were $151,802,198 and 0.913%, respectively.

In order to maintain the Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are secured by securities held by the Fund.

Borrowings outstanding are recognized as “Payable for borrowing” on the Statement of Assets and Liabilities. Interest charged on the amount borrowed and undrawn balance are each recognized as a component of “Interest expense for borrowing” on the Statement of Operations.

8.	CAPITAL SHARE TRANSACTIONS ($ amounts in thousands)

The Fund has authorized 18,750,000 of $0.001 par value common shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Ivy High Income Opportunities Fund
	Six months ended 3-31-14		Period from 5-29-13 to 9-30-13
	Shares	Value	Shares	Value
Shares issued from sale of shares	—	$—	16,562	$316,331

Offering costs charged to paid-in capital in excess of par	—	—	—	(662)

Net increase	—	$—	16,562	$315,669

The Fund paid all of its offering costs up to $0.04 per common share and the Advisor paid (i) all of the Fund’s organizational expenses and (ii) the Fund’s offering costs (other than the sales load) in excess of $0.04 per common share.

9.	COMMITMENTS

Bridge loan commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest income on the Statement of Operations. At period ended March 31, 2014, the Fund did not have any bridge loan commitments outstanding.

10.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at March 31, 2014 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation
Ivy High Income Opportunities Fund	$468,994	$17,995	$739	$17,256

22	SEMIANNUAL REPORT	2014

For Federal income tax purposes, the Fund’s distributed and undistributed earnings and profit for the period ended September 30, 2013 and the post-October and late-year ordinary activity updated with information available through the date of this report were as follows:

Fund	Distributed Ordinary Income	Undistributed Ordinary Income	Distributed Long-Term Capital Gains	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post-October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Ivy High Income Opportunities Fund	$4,142	$4,663	$—	$—	$—	$—	$—

Internal Revenue Code regulations permit the Fund to elect to defer into its next fiscal year capital losses incurred between each November 1 and the end of its fiscal year. The Fund is also permitted to defer into its next fiscal year late-year ordinary losses that arise from the netting of activity generated between each November 1 and the end of its fiscal year on certain specified ordinary items.

2014	SEMIANNUAL REPORT	23

DIVIDEND REINVESTMENT PLAN

Ivy High Income Opportunities Fund

Pursuant to the Fund’s Dividend Reinvestment Plan (the “DRIP”), unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your common shares will be automatically reinvested by Computershare Trust Company, N.A., as agent for the shareholders (the “DRIP Agent”), in additional common shares under the DRIP. You may elect not to participate in the DRIP by contacting the DRIP Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare, Inc. as dividend paying agent.

If you participate in the DRIP, the number of common shares you will receive will be determined as follows:

(1) If the market price of the common shares on the record date (or, if the record date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the common shares, the Fund will issue new common shares at a price equal to the greater of:

(a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or

(b) 95% of the market price of the common shares on the determination date.

(2) If 98% of the net asset value per share of the common shares exceeds the market price of the common shares on the determination date, the DRIP Agent will receive the dividend or distribution in cash and will buy common shares in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the common shares at the close of trading on the NYSE on the determination date before the DRIP Agent has completed the open market purchases or (ii) if the DRIP Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP Agent will cease purchasing common shares in the open market and the Fund shall issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then-current market price per share.

Common shares in your account will be held by the DRIP Agent in non-certificated form. Any proxy you receive will include all shares of common shares you have received under the DRIP.

You may withdraw from the DRIP (i.e., opt-out) by notifying the DRIP Agent in writing at P.O. Box 43078, Providence, Rhode Island 02940-3078. Such withdrawal will be effective immediately if notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the DRIP Agent’s investment of the most recently declared dividend or distribution on the common shares. The DRIP may be amended or supplemented by the Fund upon notice in writing mailed to shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, the DRIP Agent will continue to hold whole shares for you in non-certificated form until otherwise notified by you, and will cause a cash adjustment for any fractional shares to be delivered to you after deducting brokerage commissions actually incurred. You may elect to notify the DRIP Agent in advance of such termination, or at any time following termination, to have the DRIP Agent sell part or all of your common shares on your behalf. You will be charged a service charge and the DRIP Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a per share processing fee, which includes any brokerage commissions incurred by the DRIP Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional common shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your common shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the DRIP.

The Fund reserves the right to amend or terminate the DRIP if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

Additional information about the DRIP and your account may be obtained from the DRIP Agent at P.O. Box 43078, Providence, Rhode Island 02940-3078 or by calling the DRIP Agent at (800)-426-5523.

24	SEMIANNUAL REPORT	2014

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2014	SEMIANNUAL REPORT	25

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26	SEMIANNUAL REPORT	2014

PROXY VOTING INFORMATION

Ivy High Income Opportunities Fund

Proxy Voting Guidelines

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.800.777.6472 and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Funds’ website at www.ivyfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

Ivy High Income Opportunities Fund

Portfolio holdings can be found on the Fund’s website at www.ivyfunds.com. Alternatively, a complete schedule of portfolio holdings of the Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Fund’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Visit us online at www.ivyfunds.com

The Fund is managed by Ivy Investment Management Company.

2014	SEMIANNUAL REPORT	27

SEMIANN-IVH (3-14)

ITEM 2.    CODE OF ETHICS

Required in annual report only.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT

Required in annual report only.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Required in annual report only.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period*	(a) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	(b) AVERAGE PRICE PAID PER SHARE (OR UNIT)	(c) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	(d)* MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
10-1-13 – 10-31-13	10,907	$18.00	10,907	2,182,912
11-1-13 – 11-30-13	11,395	$17.80	11,395	2,182,912
12-1-13 – 12-31-13	44,965	$17.54	44,965	2,182,912
1-1-14 – 1-31-14	12,275	$18.30	12,275	2,182,912
2-1-14 – 2-28-14	12,302	$18.12	12,302	2,182,912
3-1-14 – 3-31-14	11,454	$18.36	11,454	2,182,912
TOTAL	103,298

*	The registrant’s repurchase program, for the repurchase of 2,182,912 shares, was authorized May 29, 2013. Any repurchases made by the registrant pursuant to the program were made through open-market transactions and not through the issuance of new shares.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors.

ITEM 11.    CONTROLS AND PROCEDURES.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.    EXHIBITS.

(a)(1)	Required in annual report only.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ivy High Income Opportunities Fund
(Registrant)

By	/s/ Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date: June 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date: June 6, 2014

By	/s/ Joseph W. Kauten
Joseph W. Kauten, Vice President and Principal Financial Officer

Date: June 6, 2014